Share buy-back plans	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Share buy-back plans
Note 22: Share buy-back plans

From time to time, the Bank may seek to repurchase and retire equity securities of the Bank, through cash purchase, privately negotiated transactions, or otherwise. Such transactions, if any, depend on prevailing market conditions, liquidity and capital requirements, contractual restrictions, and other factors.

Common Share Buy-Back Program
On February 15, 2018, the Board approved, with effect on April 1, 2018, the 2018 common share buy-back program, authorizing the purchase for treasury of up to 1.0 million common shares.

On December 6, 2018, the Board approved, with effect from December 10, 2018 to February 29, 2020, a common share buy-back program, authorizing the purchase for treasury of up to 2.5 million common shares.

On December 2, 2019, the Board approved a new $125 million common share repurchase program, authorizing the purchase for treasury of up to 3.5 million common shares through to February 28, 2021. The new program came into effect on December 20, 2019 following the completion of the previous program.

On February 10, 2021, the Board approved a new common share repurchase program, authorizing the purchase for treasury of up to 2 million common shares through to February 28, 2022.

In the year ended December 31, 2020, the Bank repurchased and retired 3,452,000 shares.

	Year ended December 31
Common share buy-backs	2020	2019	2018	Total
Acquired number of shares (to the nearest 1)	3,452,000	2,293,788	1,254,212	7,000,000
Average cost per common share	25.10	35.55	38.62	30.95
Total cost (in US dollars)	86,639,889	81,534,076	48,442,768	216,616,733